Preferred and Common Shares and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Preferred and Common Shares and Additional Paid-in Capital

8.       Preferred and Common Shares and Additional Paid-in Capital:

Details of the Company’s Preferred and Common Shares are discussed in Note 10 of the Company’s consolidated financial statements for the year ended December 31, 2020, included in the 2020 Annual Report.

During the six months ended June 30, 2021, and as further discussed in Note 5, the Company issued 2,100,000 and 3,000,000 of its common shares in connection with the delivery of the three E.R. Acquisition Vessels and the seven Eneti Acquisition Vessels, respectively. In addition, during the six months ended June 30, 2021, the Company cancelled its 6,971 treasury shares.

On June 24, 2021, OCM XL Holdings, L.P., a special purpose holding vehicle owned indirectly by certain funds and accounts managed by Oaktree Capital Management, L.P., the Company’s largest shareholder, completed an underwritten secondary sale of 2,382,775 common shares of the Company at a price of $22.00 per share. The Company did not sell any common shares and did not receive any proceeds as a result of this secondary sale. In connection with this secondary offering the Company incurred expenses of approximately $110, utilizing existing provision made in previous years as part of the registration of these shares.

Pursuant to the dividend policy prevailing at each period during the six months ended June 30, 2020 and 2021, the Company paid a cash dividend of $ 4,804 (or $0.05 per common share) for the fourth quarter of 2019 and $30,672 (or $0.30 per common share) for the first quarter of 2021, respectively.